November 15, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 15, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley New York Tax-Free Income Trust, dated April 28, 2006
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
(Collectively, the ‘‘Funds’’)

The seventh and eighth paragraphs in the section of each Fund's Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services – E. Rule 12b-1 Plan’’ is hereby deleted and replaced with the following:

With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.